Exhibit 99.1

Wag! to Launch Community Shares Program for Pet

Caregivers and Nonprofit Pet Charities with Help of

Robinhood and DonateStock

First-of-its-kind stock donation program reserves Wag! common stock for eligible pet caregivers and nonprofit organizations, to be distributed by Robinhood and

DonateStock

San Francisco, Calif. – July 25, 2022 – Wag Labs, Inc., (“Wag!” or “the Company”), an American pet services marketplace company powering a mobile-first technology platform that enables on-demand and scheduled dog walking, training, and other pet care services, announced today the launch of its Wag! Community Shares Program (“the Program”).

With the Program, Wag! is pioneering a new method of charitable giving for the community of pet caregivers and for domestic pet nonprofit organizations. At the close of its previously announced business combination with CHW Acquisition Corporation (Nasdaq: CHWA, “CHW”), a publicly traded special purpose acquisition company, Wag! will reserve up to 300,000 shares of common stock for the Program, to be arranged through and administered by Robinhood Financial LLC, an American financial services company, and DonateStock, a fintech philanthropy company.

Throughout the Company’s history, Wag! has been dedicated to improving the quality of life for all pets, providing over 16.5 million meals to pets through a partnership with the Greater Good GOODS Program. As part of Wag!’s and CHW’s business combination, which is expected to close later this quarter, this new Community Shares Program further builds on the Company’s commitment to charitable giving and furthers Wag!’s support of nonprofit pet organizations that support animals and pets in need. Wag! will also include the community of pet caregivers on the Wag! Platform in the Community Shares Program.

“As we work towards becoming a publicly-traded company, we are thrilled to launch a first-of-its-kind stock donation program for pet caregivers and nonprofit organizations in the U.S.,” said Garrett Smallwood, CEO of Wag! “The community of pet caregivers has been key for our continued growth and success and we look forward to having the opportunity to offer this unique benefit to them as Wag! Stockholders thanks to our work with Robinhood and DonateStock.”

“Robinhood was founded on the belief that everyone, both investing newcomers and experts alike, should have access to the financial markets,” said Steve Quirk, Chief Brokerage Officer at Robinhood. “We are thrilled to help Wag! distribute stock to pet caregivers, as it aligns closely with our mission to democratize finance for all.”

“We are excited to play a key role in this ground-breaking initiative to use common stock to support domestic pet nonprofits at scale,” said Steve Latham, CEO and Co-Founder of DonateStock, Inc. “Our mission is to democratize charitable stock gifting. By allocating stock to more than 500 pet nonprofits, Wag! is expanding the definition of what that means.”

To fulfill this ground-breaking and innovative stock donation, the Company intends to offer common stock to two groups in the Program. Wag! will allocate up to 150,000 shares of common stock to eligible pet caregivers and up to 150,000 shares of common stock to eligible domestic pet nonprofit organizations. Prior to the closing of its business combination with CHW, which is expected to occur this quarter, Wag! intends to notify eligible nonprofit organizations and charities of the Program and instructions on how to register. Wag! intends to notify eligible pet caregivers after the close of the business combination.

For eligible pet caregivers to participate, they must have a Robinhood account in good standing.

In order for domestic pet nonprofit organizations to be eligible to participate, they must opt into the community share program, create a DonateStock.com account, and implement both a Donatestock.com widget and a Wag! widget on their websites.

Participation is capped at 15 shares of common stock per eligible pet caregiver and 300 shares of common stock per eligible domestic pet nonprofit organization. Any reserved shares not allocated to eligible pet caregivers and nonprofit organizations will be provided to DonateStock’s nonprofit entity. Eligible domestic pet nonprofit organizations and pet caregivers are urged to read CHW’s registration statement on Form S-4 filed on July 7, 2022 for more information about the shares being offered and the terms and conditions of the Program. Only U.S. residents and U.S. resident entities are eligible to receive an allocation in this community share program. Any shares provided through both the Robinhood and DonateStock platforms will be subject to the terms, conditions, and requirements set by Robinhood and DonateStock, as applicable.

About Wag! – Wag.co

Wag! strives to be the #1 app for pet parents, offering access to 5-star dog walking, pet sitting, expert pet advice and training from local pet caregivers nationwide. Wag!'s community of over 400,000 pet caregivers are pet people, and it shows. Making pet parents happy is what Wag! does best. With safety and happiness at the forefront, pet caregivers with Wag! have a trusted record of experience with over 12.1 million pet care services completed by pet caregivers on the Wag! platform and over $325 million total bookings across all 50 states, resulting in more than 96% of services earning 5 stars. For more information, visit wag.co.

About CHW Acquisition Corporation – www.chwacquisitioncorp.com

CHW is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The focus of the team is to pursue a business combination within the consumer, health and wellness or retail sector. Management is led by Jonah Raskas, Mark Grundman, and Paul Norman.

About Robinhood

Robinhood Markets is on a mission to democratize finance for all. With Robinhood, people can invest with no account minimums through Robinhood Financial LLC, buy and sell crypto through Robinhood Crypto LLC, spend, save, and earn rewards through Robinhood Money LLC, and learn about investing through easy-to-understand educational content.

About DonateStock

DonateStock is a fintech philanthropy startup that is democratizing charitable stock giving by making it easy and accessible to millions of nonprofits and donors. DonateStock streamlines the stock gifting process making it fast, safe and free for donors and allowing nonprofits to solicit, receive and process stock gifts at scale. By making stock gifting easy and accessible to all, DonateStock is unlocking billions in annual funding while helping thousands of nonprofits impact millions of lives.

Additional information and Where to Find It

In connection with the proposed business combination, on March 10, 2022, CHW filed a registration statement on Form S-4 (the "Form S-4") with the Securities and Exchange Commission (the "SEC"). The Form S-4, as amended from time to time, includes a proxy statement of CHW and a prospectus of Wag!, referred to as a proxy statement/prospectus. The proxy statement/prospectus is being sent to all CHW shareholders. Additionally, CHW will file other relevant materials with the SEC in connection with the proposed business combination. Copies of the Form S-4, the proxy statement/prospectus and all other relevant materials filed or that will be filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. Before making any voting or investment decision, investors and security holders of CHW are urged to read the Form S-4, the proxy statement/prospectus and all other relevant materials filed or that will be filed with the SEC in connection with the proposed business combination because they will contain important information about the proposed business combination and the parties to the proposed business combination.

Participants in Solicitation

CHW, Wag! and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of CHW's shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of CHW's directors and officers in CHW's filings with the SEC, including CHW's initial public offering prospectus, which was filed with the SEC on August 30, 2021, CHW's subsequent quarterly reports on Form 10-Q, annual reports on Form 10-K and the Form S-4. To the extent that holdings of CHW's securities by CHW's insiders have changed from the amounts reported therein, any such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CHW's shareholders in connection with the business combination are included in the proxy statement/prospectus relating to the proposed business combination. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of CHW or Wag!, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. These statements are based on the beliefs and assumptions of the respective management teams of CHW and Wag!. Although CHW and Wag! believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither CHW nor Wag! can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Forward-looking statements generally relate to future events or future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern CHW’s and Wag!’s expectations, strategy, plans or intentions. Forward-looking statements contained herein include statements about:

●	the anticipated benefits of the Business Combination;

●	the ability of CHW and Wag! to complete the Business Combination, including satisfaction or waiver of the conditions to the Business Combination and the issuance of shares to eligible pet caregivers on Wag!'s platform and to eligible domestic pet nonprofit organizations;

●	the anticipated costs associated with the proposed Business Combination;

●	Wag!’s financial and business performance following the Business Combination, including financial projections and business metrics;

●	Wag!’s ability to effectively return to growth and to effectively expand operations;

●	the potential business or economic disruptions caused by current and future pandemics, such as the COVID-19 pandemic;

●	the ability to obtain and/or maintain the listing of the combined company’s common stock and the warrants on a stock exchange, and the potential liquidity and trading of its securities;

●	the risk that the proposed Business Combination disrupts current plans and operations of Wag! as a result of the announcement and consummation of the proposed Business Combination;

●	the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow, manage growth profitably, and retain its key employees;

●	changes in applicable laws or regulations;

●	Wag!'s ability to raise financing in the future;

●	Wag!'s officers and directors allocating their time to other businesses and potentially having conflicts of interest with Wag!'s business or in approving the Business Combination;

●	Wag!'s ability to retain existing and acquire new pet parents and pet caregivers;

●	the strength of Wag!'s network, effectiveness of its technology and quality of the offerings provided through its platform;

●	the projected financial information, growth rate, strategies and market opportunities for Wag!;

●	Wag!'s ability to successfully expand in its existing markets and into new domestic and international markets;

●	Wag!'s ability to provide pet parents with access to high quality and well-priced offerings;

●	Wag!'s ability, assessment of and strategies to compete with its competitors;

●	Wag!'s assessment of its trust and safety record;
●	the success of Wag!'s marketing strategies;

●	Wag!'s ability to accurately and effectively use data and engage in predictive analytics;

●	Wag!'s ability to attract and retain talent and the effectiveness of its compensation strategies and leadership;

●	general economic conditions and their impact on demand for the Wag! platform;

●	Wag!'s plans and ability to build out an international platform and generate revenue internationally;

●	Wag!'s ability to maintain its licenses and operate in regulated industries;

●	Wag!'s ability to prevent and guard against cybersecurity attacks;

●	Wag!'s reliance on third party service providers for processing payments, web and mobile operating systems, software, background checks and insurance policies;

●	seasonal sales fluctuations;

●	Wag!'s future capital requirements and sources and uses of cash;

●	the outcome of any known and unknown litigation and regulatory proceedings, including the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against CHW and Wag! following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement;

●	Wag!'s ability to maintain and protect its brand and its intellectual property; and

●	other factors detailed under the section entitled “Risk Factors” in the Registration Statement on Form S-4 filed in connection with the Business Combination.

The forward-looking statements contained herein are based on current expectations and beliefs concerning future developments and their potential effects on CHW and/or Wag!. There can be no assurance that future developments affecting CHW and/or Wag! will be those that CHW and/or Wag! have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of CHW and/or Wag!) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Registration Statement on Form S-4 filed in connection with the Business Combination. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the potential business or economic disruptions caused by current and future pandemics, such as the COVID-19 pandemic, and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. CHW and Wag! undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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Contacts

Media:

Wag!: Media@wagwalking.com

ICR for Wag!: Wag@icrinc.com

CHW: info@chwacquisitioncorp.com

Investor Relations:

ICR for Wag!: WagIR@icrinc.com